4Q CY20 DECEMBER QUARTER FINANCIAL RESULTS February 16, 2021

Rexnord Corporation 2 CAUTIONARY STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT Forward-Looking Statements This presentation and discussion contains certain “forward-looking statements” that are subject to the Safe Harbor and Cautionary language contained in the press release we issued on February 16, 2021, as well as other factors that could cause actual results to differ materially from those discussed and that are disclosed in our filings with the Securities and Exchange Commission. Certain of the financial measures included in this presentation, including core growth, adjusted EBITDA, free cash flow, have not been prepared in accordance with generally accepted accounting principles, or “GAAP”, and constitute “non-GAAP financial measures” as defined by the rules of the Securities and Exchange Commission. We have included these non-GAAP measures because we believe they provide an additional tool for investors to use in evaluating the financial performance and prospects of Rexnord. These non-GAAP measures should not be considered in isolation from, or as an alternative to, financial measures determined in accordance with GAAP. In addition, these non-GAAP financial measures may differ from non-GAAP financial measures with comparable names used by other companies. Our earnings release and SEC filings contain additional information about these non-GAAP measures, why we use them and why we believe they are helpful to investors, and contain reconciliations to GAAP data. In addition, this communication contains certain “forward-looking statements” including statements regarding the anticipated timing and benefits of the transaction with Regal Beloit (the “Transaction”). These forward-looking statements are based on our current expectations and beliefs, but there can be no assurance that these will be as anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward- looking statements. These factors include, among others: the inability to complete the Transaction, including due to the failure to receive required security holder approvals or the failure of other closing conditions; the inability to recognize the anticipated benefits of the proposed Transaction; and costs related to the proposed Transaction. Except as required by law, we do not undertake any obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise. Additional Information In connection with the Transaction, we and Regal Beloit intend to file relevant materials with the Securities and Exchange Commission (“SEC”) that will include a proxy statement/information statement/prospectus relating to the Transaction. SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/INFORMATION STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT REXNORD, REGAL BELOIT AND THE TRANSACTION. A definitive proxy statement will be sent to stockholders of Rexnord seeking approval of the Transaction. The documents relating to the Transaction (when they are available) can be obtained free of charge from the SEC’s website at www.sec.gov. These documents (when they are available) can also be obtained free of charge by contacting us at 414-223-1615. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Participants in the Solicitation This communication is not a solicitation of a proxy from any security holder. Rexnord, Regal Beloit and their respective directors, executive officers, other members of management and employees may be deemed to be participants in the solicitation of proxies from Rexnord’s stockholders in connection with the Transaction. Information regarding the names and interests in the proposed transaction of Rexnord’s directors and officers is contained Rexnord’s filings with the SEC. Additional information regarding the interests of potential participants in the solicitation process will also be included in the proxy statement/information statement/prospectus relating to the Transaction and other relevant documents when they are filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Rexnord Corporation 3 4Q CY20 PERFORMANCE UPDATE Consolidated Rexnord • 4Q reported net sales were ~flat year over year – core growth(1) decreased by (2%), M&A was +1% • Adjusted EBITDA(1) was $96 million • Free cash flow(1) established new annual record of $276 million in CY20 Water Management (WM) • 4Q net sales increased by +15% year over year, core growth increased by +10% • Substantial touchless growth, augmented by other core product growth Process & Motion Control (PMC) • 4Q net sales decreased by (8%) year over year, core growth decreased by (8%) • Excluding depressed aerospace sector sales, PMC core growth decreased by (3%) Capital Allocation • Acquired Hadrian in Water Management for $102 million, before $12 million NPV of tax benefits • Allocated $44 million to share repurchases in 4Q, $140 million in CY2020 • Net debt leverage at 2.1x (1) Non-GAAP measure defined, reconciled, and discussed in the earnings release included in the Form 8-K filed with the Securities and Exchange Commission on February 16, 2021.

Rexnord Corporation 4 MERGER TRANSACTION OVERVIEW • 38.6% ownership of combined entity by Rexnord shareholders ✓ Process & Motion Control + Regal Beloit Corporation • Regal to issue new shares & assume debt valuing PMC at $3.8 billion ✓ 14.1x multiple of CY20 PMC Adjusted EBITDA ✓ Closing expected in 4Q21, subject to customary approvals and respective shareholder votes • Significant Value Creation from the Combination ✓ Rexnord shareholders expected to benefit from $120 million of synergies ✓ Tax-efficient RMT structure for Rexnord shareholders ✓ Potential valuation multiple expansion for combination • Premier global leader in industrial power transmission • Greater diversification, reduced cyclicality • Enhanced growth potential • Strong cultural fit between logical strategic partners • Rexnord shareholders retain: ✓ 100% ownership of Water Management platform ✓ 38.6% ownership of Regal/PMC, including $0.3 billion dividend • Pure play Best-in-Class water-focused growth platform ✓ Track record of industry out-growth ✓ Leader in IoT connected products solutions ✓ Substantial touchless hygienic product portfolio ✓ Industry-leading profitability enabling elevated investment in advanced technologies ✓ Experienced leadership team • Strong ESG / Sustainability profile • Solid balance sheet with net debt leverage ~2x, substantial financial flexibility with significant capital deployment optionality • Opportunity to earn market valuation consistent with water peers Unlocking Significant Value with Exceptional Industrial Logic

Rexnord Corporation 5 PREMIER PURE-PLAY WATER MANAGEMENT PROFILE • Pure-play investment in water control, safety and conservation with attractive ESG profile • Positioned to be the leading provider of smart water solutions that deliver value to facility owners • Leader in IoT-connected product solutions: touchless hygienic, backflow, drainage, interceptors • North American growth platform with estimated $6-billion total addressable market • Pure-play focus enables augmented investment in new technologies

REXNORD
SOLVING SMARTER

WATER MANAGEMENT COMPETITIVE ADVANTAGES

- ✓ **Specification-driven product portfolio**
- ✓ **Industry's broadest solutions offering**
- ✓ **Advanced IoT-connected product technology**


Handwashing
Score
76%

- ✓ **Lowest total cost of ownership**
- ✓ **Rapidly expanding omni-channel strategy**
- ✓ **Established, flexible global supply chain**
- ✓ **Industry-leading profitability**

- ✓ **Industry-leading innovation**
  - IoT-connected touchless hygienic, backflow, drainage, interceptors monitored through plumb**SMART** user portal
  - *inSpec* digital specification tool
  - *EZ Gear* faucets & flush valves
  - *EZ* universal water closet carrier system
  - *EZ1* simplified-installation floor drains


plumbSMART
Dashboard
Active Alerts
See all
1,000,000
CYCLES AND COUNTING
SAVE OVER
14
MINUTES
PER DRAIN INSTALL

Rexnord Corporation
6

REXNORD
SOLVING SMARTER

WATER MANAGEMENT 2020 UPDATE

Achieved +8% sales growth, +4% core growth[(1)] in CY20

Achieved >100% sales growth in touchless products

- Click-to-Install online order & installation app

Achieved adjacent market outgrowth

- Fire protection systems
- SiteWorks / stainless drains

Significantly increased *Building MRO* channel penetration

- Plumbing products distributor locations
- Building products retailer locations
- Rapid e-Commerce sales growth

Completed two strategic acquisitions

- Just Manufacturing – stainless steel and anti-microbial sinks
- Hadrian – washroom partition systems


WM Core vs US Put In Place in Core Verticals* : 2-Yr Stacked Growth
20%
15%
10%
5%
0%
-5%
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
WM 2-Yr Stacked Core Growth
Core Verticals PIP 2-Yr Stacked Growth
source: US Census Bureau, Rexnord estimates


ZURN

* Core verticals include public and private education, healthcare, office, commercial/retail (excl warehouse, auto/parking), amusement, transportation.

(1) Non-GAAP measure defined, reconciled, and discussed in the earnings release included in the Form 8-K filed with the SEC on February 16, 2021.

Rexnord Corporation
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REXNORD
SOLVING SMARTER

OUR WATER PRODUCTS PROMOTE SUSTAINABILITY

Water conservation

Ultra Low Flow washrooms





Water system safety

backflow prevention

Water system reliability

control products





Stormwater & greywater management

linear drainage, interceptors,
acid neutralization systems

Low-carbon building heat

radiant heating systems





Green roof / Cool roof

drainage solutions

A clear leader in water conservation, safety, control

Rexnord Corporation 8

Rexnord Corporation 9 TECHNOLOGIES FOR COMPLETE WASHROOM SOLUTIONS Hadrian partitions expand Content per Square Foot • Physical barriers can address physical distancing needs • Visibly promotes user safety and security • Addresses key health and privacy concerns of owners, employees, customers Hadrian acquisition underscores M&A as core competency Hadrian is a strong strategic fit • Growth-oriented culture = history of outgrowth • Strength in institutional building sectors (e.g., education) • Industry innovator: enhanced privacy, durability • Adds annual sales of approximately $57 million • High recycled materials content, eco-friendly surface coatings Hygienic + Hadrian = 25% increase in TAM • 25% increase in estimated total addressable market over last 12 months to approximately $6 billion • Expanding solutions to protect human health • Increasing influence in washroom design

REXNORD
SOLVING SMARTER

BEST-IN-CLASS PERFORMANCE DRIVES VALUE PROPOSITION


2020E Adjusted EBITDA(1) Margin
30%
25%
20%
15%
10%
5%
0%
26.8%
21.2%
18.7%
18.3%
16.3%
15.9%
REXNORD Water Management
Badger Meter
PENTAIR
AO Smith
xylem
WATTS
Total Enterprise Value / 2021E EBITDA
31.5x
16.0x
15.4x
21.6x
17.5x

- ✓ **100% Scaled Water Pure Play**
- ✓ **Track record of consistent organic growth**
- ✓ **Technology leadership**
- ✓ **Sustainable competitive advantages**
- ✓ **Sector-leading profitability**
- ✓ **Action plan to offset stranded costs**
- ✓ **Expected net debt leverage of ~2x at 12/31/21**
- ✓ **Substantial financial flexibility to sustain organic and inorganic growth trajectory**

Opportunity to earn market valuation consistent with Water peers

(1) Non-GAAP measure defined, reconciled, and discussed in the earnings release included in the Form 8-K filed with the Securities and Exchange Commission on February 16, 2021.
(2) Note: Total Enterprise Value = Market value of equity + debt – cash. Data from 12/31/21 balance sheets; stock prices from 2/12/21. source: Company reports, FactSet consensus estimates, Rexnord estimates.

2/15/2021 Rexnord Corporation 10

Rexnord Corporation 11 4Q CY20 SUMMARY (1) Non-GAAP measure defined, reconciled, and discussed in the earnings release included in the Form 8-K filed with the Securities and Exchange Commission on February 16, 2021. $ millions 4Q CY20 4Q CY19 Change Net Sales $490 $492 (0%) Growth from: Core (1) (2%) Acq & Divest 1% Translation 1% Adjusted EBITDA (1) $96 $107 (10%) % of Sales 19.6% 21.8% (220 bps)

Rexnord Corporation 12 4Q CY20 PLATFORM RESULTS • Excluding aerospace, core sales decreased by 3% year over year • 80/20 product line simplification reduced sales growth by 100 bps • Strong demand growth for touchless and hygienic products • Introduced portable touchless handwash station (see image) • Connected battery touchless faucets and flush valves launched PMC WM (1) Non-GAAP measure defined, reconciled, and discussed in the earnings release included in the Form 8-K filed with the Securities and Exchange Commission on February 16, 2021. $ millions 4Q CY20 4Q CY19 Change Net Sales $188 $164 15% Growth from: Core (1) 10% Acquisitions 5% Translation 0% Adjusted EBITDA (1) $46 $43 8% % of Sales 24.5% 26.0% (150 bps) $ millions 4Q CY20 4Q CY19 Change Net Sales $302 $328 (8%) Growth from: Core (1) (8%) Divestiture (1%) Translation 1% Adjusted EBITDA (1) $61 $74 (18%) % of Sales 20.1% 22.7% (260 bps)

Rexnord Corporation 13 CASH FLOW & BALANCE SHEET (1) Free Cash Flow is defined as Cash from Operations less Capital Expenditures, and is a Non-GAAP measure defined, reconciled, and discussed in the earnings release included in the Form 8-K filed with the Securities and Exchange Commission on February 16, 2021. Note: Presentation provides pro forma data for calendar years. (2) Net Debt Leverage is defined as the ratio of total debt less cash to pro forma L12M Adjusted EBITDA. (3) Total Debt prior to Sep-19 includes a New Market Tax Credit Receivable, which is more than offset by an associated payable that is also included in Total Debt prior to Sep-19. Transitioned fiscal year end to December 31 in 2020 – pro forma CY18/CY19/CY20 quarterly & annual financials on website

Rexnord Corporation 14 MARCH QUARTER OUTLOOK Water Management • Sales increase by +HSD(1) year over year • Adjusted EBITDA(2) margin in 25%-26% range(3) Process & Motion Control • Sales decrease by (LDD)(1) year over year • Adjusted EBITDA(2) margin in 22.5%-23.5% range(3) Corporate and Other • Corporate expense of ~$10 million • Interest expense of ~$12 million • Depreciation & amortization of ~$24 million • Stock compensation expense of ~$15 million (1) HSD = High Single Digit percentage change, LDD = Low Double Digit percentage change. (2) Non-GAAP measure defined, reconciled, and discussed in the earnings release included in the Form 8-K filed with the Securities and Exchange Commission on February 16, 2021. (3) Forward-looking information and a non-GAAP measure. Although Rexnord can quantify certain elements, it is not able to quantify all variances from GAAP without unreasonable efforts because certain factors are unknown at this time and out of Rexnord’s control.

Rexnord Corporation 15 THE YEAR AHEAD Converting value created to value recognized • Completing transformative transaction • Unlocking the value we’ve built into our Process & Motion Control platform • Establishing a pure-play Best-in-Class Water Management growth platform • Sustaining elevated investment in advanced technologies, new product development • Delivering on growth opportunity through organic outgrowth, strategic acquisitions • Maintaining our robust financial execution – adjusted EBITDA(1) margins / free cash flow(1) • Completing 3rd wave of Supply Chain Optimization & Footprint Repositioning initiatives • Publishing expanded Sustainability Report aligned with SASB to document ESG profile (1) Non-GAAP measure defined, reconciled, and discussed in the earnings release included in the Form 8-K filed with the Securities and Exchange Commission on February 16, 2021.

Rexnord Corporation 16 ADDENDUM – CY20 PLATFORM SALES BY END MARKET